                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                AMENDMENT NO. 2

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                               December 13, 1996
              ---------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      California                     0-10503                    94-2738844
--------------------------------------------------------------------------------
(State of Incorporation)           (Commission                 (IRS Employer
                                     File No.)               Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                   75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------



                                 Not Applicable
       ----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A Amendment No. 2 amends the Registrant's current report on Form 8-K/A dated December 13, 1996 as filed with the Securities and Exchange Commission on February 11, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS - pages 6 through 19.

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                            Northpoint     2626 Cole      Other
                                              Oak Run         Office         Office      Property        Property
                                 Actual      Apartments(1)   Building(1)    Building(1) Acquisitions(1) Dispositions(1)  Pro forma
                              ------------   -------------  ------------   ------------ --------------- -------------- ------------
                                                           (dollars in thousands, except per share)
Income
   Rents ...................  $     33,205   $        662   $      1,411   $      1,175  $      5,770   $     (3,926)  $     38,297
   Interest ................           821           --             --             --            --             --              821
                              ------------   ------------   ------------   ------------  ------------   ------------   ------------
                                    34,026            662          1,411          1,175         5,770         (3,926)        39,118
Expenses
   Property operations .....        20,091            465            871            550         3,192         (2,560)        22,609
   Interest ................         9,317            174            410            439         1,827         (1,079)        11,088
   Depreciation ............         3,565             59            133            136           644           (461)         4,076
   Provision for losses ....          (884)          --             --             --            --             --             (884)
   Advisory fee to
      affiliate ............         1,300           --             --             --            --             --            1,300
   General and
      administrative .......         1,400           --             --             --            --             --            1,400
                              ------------   ------------   ------------   ------------  ------------   ------------   ------------
                                    34,789            698          1,414          1,125         5,663         (4,100)        39,589
                              ------------   ------------   ------------   ------------  ------------   ------------   ------------
Income (loss) from
   operations ..............          (763)           (36)            (3)            50           107            174           (471)
Equity in income of
   partnerships ............           197           --             --             --            --             --              197
Gain on sale of real
   estate ..................         9,397           --             --             --            --             --            9,397
                              ------------   ------------   ------------   ------------  ------------   ------------   ------------
Income (loss) before
   extraordinary gain ......         8,831            (36)            (3)            50           107            174          9,123
Extraordinary gain .........           812           --             --             --            --             --              812
                              ------------   ------------   ------------   ------------  ------------   ------------   ------------
Net income (loss) ..........  $      9,643   $        (36)  $         (3)  $         50  $        107   $        174   $      9,935
                              ============   ============   ============   ============  ============   ============   ============

Earnings per share
   Net income before
      extraordinary gain ...  $       2.08                                                                             $       2.15
   Extraordinary gain ......           .20                                                                                      .20
                              ------------                                                                             ------------
   Net income ..............  $       2.28                                                                             $       2.35
                              ============                                                                             ============

Shares of beneficial
   interest outstanding ....     4,243,754                                                                                4,243,754
                              ============                                                                             ============

------------------
(1) Assumes acquisition or disposition by the Trust on January 1, 1996. Pro forma amounts for other property acquisitions are from January 1 through the date of acquisition only, results subsequent to the date of acquisition are included in the "Actual" column.

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

                                                             Northpoint     2626 Cole      Other
                                              Oak Run         Office         Office      Property        Property
                                 Actual      Apartments(1)   Building(1)    Building(1) Acquisitions(1) Dispositions(1)  Pro forma
                              ------------   -------------  ------------   ------------ --------------- --------------- -----------
                                                           (dollars in thousands, except per share)
Income
   Rents ...................  $     37,586   $        882   $      1,881   $      1,566  $      7,694   $     (7,339)  $     42,270
   Interest ................           723           --             --             --            --             --              723
                              ------------   ------------   ------------   ------------  ------------   ------------   ------------
                                    38,309            882          1,881          1,566         7,694         (7,339)        42,993

Expenses
   Property operations .....        22,682            620          1,161            734         4,255         (4,442)        25,010
   Interest ................        10,009            232            546            584         2,434         (1,990)        11,815
   Depreciation ............         4,279             79            177            182           859           (950)         4,626
   Advisory fee to
      affiliate ............         1,264           --             --             --            --             --            1,264
   General and
      administrative .......         1,207           --             --             --            --             --            1,207
   Provision for losses ....           541           --             --             --            --             --              541
                              ------------   ------------   ------------   ------------  ------------   ------------   ------------
                                    39,982            931          1,884          1,500         7,548         (7,382)        44,463
                              ------------   ------------   ------------   ------------  ------------   ------------   ------------

Income (loss) from
   operations ..............        (1,673)           (49)            (3)            66           146             43         (1,470)
Equity in income of
   partnerships ............           230           --             --             --            --             --              230
                              ------------   ------------   ------------   ------------  ------------   ------------   ------------

Net income (loss) ..........  $     (1,443)  $        (49)  $         (3)  $         66  $        146   $         43   $     (1,240)
                              ============   ============   ============   ============  ============   ============   ============


Earnings per share
   Net income ..............  $       (.33)                                                                            $       (.28)
                              ============                                                                             ============


Shares of beneficial
   interest outstanding ....     4,377,165                                                                                4,377,165
                              ============                                                                             ============

------------------
(1)   Assumes acquisition or disposition by the Trust on January 1, 1995.

(b)       Financial statements of properties acquired:

Exhibit
Number                         Description
-------   -----------------------------------------------------------
 99.0     Oak Run Apartments Audited Statement of Revenues and Direct
          Operating Expenses for the year ended December 31, 1995.


 99.1     Northpoint Central Office Building Audited Statement of
          Revenues and Direct Operating Expenses for the year ended
          December 31, 1995.

 99.2     2626 Cole Office Building Audited Statement of Revenues and
          Direct Operating Expenses for the Year Ended December 31, 1995.



                                --------------


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         CONTINENTAL MORTGAGE AND EQUITY TRUST





Date:    March 11, 1997                  By:    /s/ Thomas A. Holland
     ----------------------                     -----------------------------
                                                Thomas A. Holland
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                           CURRENT REPORT ON FORM 8-K

                            Dated December 13, 1996




Exhibit                                                                   Page
Number                                Description                        Number
-------              -----------------------------------------------     ------
 99.0                Oak Run Apartments Audited Statement of               10
                     Revenues and Direct Operating Expenses for
                     the year ended December 31, 1995.

 99.1                Northpoint Central Office Building Audited            12
                     Statement of Revenues and Direct Operating
                     Expenses for the year ended December 31, 1995.

 99.2                2626 Cole Office Building Audited Statement           16
                     of Revenues and Direct Operating Expenses
                     for the year ended December 31, 1995.